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[Letterhead]
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       DATE: 11/19/99

       FROM:                        IMPERIAL BANK
                                    INTERNATIONAL DIVISION
                                    2015 MANHATTAN BEACH BLVD
                                    REDONDO BEACH, CA 90278
                                    U.S.A.
                                    TELEX: 3730628 (IMPERIAL INW)
                                    SWIFT: IMPBOS66

       APPLICANT:                   SILICON LABORATORIES INC.
                                    4635 BOSTON LANE
                                    AUSTIN, TX 78735

       IN FAVOR OF:                 STRATUS 7000 WEST JOINT VENTURE
                                    C/O STRATUS MANAGEMENT, LLC
                                    98 SAN JACINTO, STE. 220
                                    AUSTIN, TX 78701

       WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.OSF99000863 EXPIRING 11/22/00 AT OUR COUNTERS FOR AMOUNT:
       USD500,000.00 (FIVE HUNDRED THOUSAND EXACTLY).

       CREDIT IS AVAILABLE WITH     IMPERIAL BANK
                                    INTERNATIONAL DIVISION
                                    2015 MANHATTAN BEACH BLVD
                                    REDONDO BEACH, CA 90278 U.S.A.
       BY PAYMENT OF DRAFTS AT SIGHT.

       DRAFTS DRAWN ON:             IMPERIAL BANK
                                    INTERNATIONAL DIVISION
                                    2015 MANHATTAN BEACH BLVD
                                    REDONDO BEACH, CA 90278 U.S.A.

       REQUIRED DOCUMENTS:
       1.   THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND AMENDMENT(S) IF
       ANY.

       2.   BENEFICIARY'S STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED
       OFFICER CERTIFYING THAT SILICON LABORATORIES, INC. IS IN DEFAULT OR THAT AN EVENT OF DEFAULT HAS OCCURRED UNDER ONE OR MORE OF THE TERMS OF THAT CERTAIN LEASE AGREEMENT DATED (GIVE DATE) THAT EXISTS BETWEEN SILICON LABORATORIES, INC. AND STRATUS 7000 WEST JOINT VENTURE AND THAT ANY APPLICABLE CURE PERIOD HAS LAPSED WITHOUT REMEDY.

       ADDITIONAL CONDITIONS:
       ALL INFORMATION REQUIRED UNDER DOCUMENT REQUIREMENT NO. 2 WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING.

       ALL SIGNATURES MUST BE MANUALLY EXECUTED IN ORIGINALS.



       PAGE 1 OF 2 TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. OSF99000863

[Letterhead]

PAGE 2 OF 2 TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. OSF99000863


PARTIAL DRAWINGS MAY BE MADE UNDER THIS LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR PERIODS FROM THE
PRESENT EXPIRATION DATE HEREOF, UNLESS THIRTY (30) DAYS PRIOR TO ANY SUCH DATE, WE SHALL NOTIFY YOU IN WRITING BY CERTIFIED MAIL OR COURIER SERVICE AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO CONSIDER THIS IRREVOCABLE LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. UPON RECEIPT BY YOU OF SUCH NOTICE, YOU MAY DRAW HEREUNDER BY MEANS OF YOUR DRAFT(S) ON US AT SIGHT ACCOMPANIED BY YOUR ORIGINAL SIGNED STATEMENT WORDED AS FOLLOWS: STRATUS 7000 WEST JOINT VENTURE HAS RECEIVED NOTICE FROM IMPERIAL BANK THAT THE EXPIRATION DATE OF LETTER OF CREDIT NO. OSF99000863 WILL NOT BE EXTENDED FOR AN ADDITIONAL PERIOD. AS OF THE DATE OF THIS DRAWING, STRATUS 7000 WEST JOINT VENTURE HAS NOT RECEIVED A SUBSTITUTE LETTER OF CREDIT OR OTHER INSTRUMENT ACCEPTABLE TO STRATUS 7000 WEST JOINT VENTURE AS SUBSTITUTE FOR IMPERIAL BANK LETTER OF CREDIT NO. OSF99000863.

NOTWITHSTANDING THE ABOVE, THE FINAL EXPIRATION DATE SHALL BE NOVEMBER 22,
2006.

ALL DRAFTS AND DOCUMENTS REQUIRED UNDER THIS LETTER OF CREDIT MUST BE MARKED:
"DRAWN UNDER IMPERIAL BANK LETTER OF CREDIT NO. OSF99000863."

ALL DOCUMENTS ARE TO BE DISPATCHED IN ONE LOT BY COURIER SERVICE TO IMPERIAL BANK INTERNATIONAL DIVISION, 2105 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT BE IN ANY WAY MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT THIS OFFICE ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS" (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500).


AUTHORIZED SIGNATURE                         AUTHORIZED SIGNATURE

/s/ [Illegible]                              /s/ [Illegible]
--------------------------------             --------------------------------

[Letterhead]

To: IMPERIAL BANK
    International Banking Division
    2015 Manhattan Beach Boulevard                  Date: November 10, 1999
    Redondo Beach, California 90278                      ---------------------
    Telex 3730628  SWIFT IMPBUS66

Please establish an Irrevocable Letter of Credit on the following terms and conditions by:
  [ ] Full Text    [x] Airmail   [ ] Airmail with brief     [ ] Other:
      Cable                          preliminary cable                --------
                                     advice
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            ADVISING BANK                            FOR ACCOUNT OF
    (If Blank, Correspondent Bank)
                                               Silicon Laboratories
                                               4635 Boston Lane
                                               Austin, TX 78735

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      IN FAVOR OF (BENEFICIARY)                          AMOUNT

                                           Five Hundred Thousand ($500,000)
   Stratus 7000 West Joint Venture      --------------------------------------
   c/o Stratus Management, LLC                        EXPIRATION DATE
   98 San Jacinto, Suite 220             Drafts to be drawn and presented to
   Austin, TX 78701                      paying Bank on or before

                                             November 22, 2000
                                          ----------------------------------
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Available by drafts at sight        see attached               drawn on you.
                            ----------------------------------
Reference:       see attached
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Documents Required:     see attached
                   -----------------------------------------------------------

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Special Instructions:     see attached
                     ---------------------------------------------------------

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All Documents to be forwarded in one cover, by airmail, unless otherwise stated under Special Instructions.
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The opening of this credit is subject to the terms and conditions as set forth in the Standby Letter of Credit and Security Agreement appearing on the reverse hereof which are agreed to.
                                                  SILICON LABORATORIES INC.

                         Applicant Name:  John McGovern       Navdeep S. Sooch
                                        --------------------------------------


                    Signature and Title:  John McGovern       Navdeep S. Sooch
                                        --------------------------------------
                                         CHIEF FINANCIAL      CHAIRMAN AND
                                         OFFICER              CHIEF EXECUTIVE
                                                              OFFICER

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                                                          Continued on Reverse

               STANDBY LETTER OF CREDIT AND SECURITY AGREEMENT


The undersigned ("Customer") applies to Imperial Bank ("Bank") for a loan (the "Loan") in the principal amount of Five Hundred Thousand DOLLARS ($500,000) subject to the following terms and conditions: (If the standby letter of credit is issued in a foreign currency, the principal of the Loan will be the U.S. Dollar equivalent of the foreign currency amount, converted at the rate of exchange on the date of drawing.)

     1. The Loan shall be disbursed only by means of drawings under the Letter of Credit, for which application appears on the reverse hereof.

     2. If Customer has not executed and delivered a promissory note to Bank for said Loan, each advance which is disbursed as provided in Paragraph 1 shall be payable on demand and bear interest payable monthly at a rate per year (based on a three hundred sixty (360) day year and actual days elapsed) two percent (2%) in excess of the rate that Bank has announced to be its prime rate ("Prime Rate") and shall vary concurrently with any change in the Prime Rate.

     3. Customer shall pay to Bank its commission, payable in advance, computed from the date hereof at the rate of one percent (1%) per year (based on a three hundred sixty (360) day year and actual days elapsed) for the entire life of the Letter of Credit. There shall be no refund of any portion of the commission in the event the Letter of Credit commitment expires, is reduced, terminated or otherwise modified.

     4. Customer agrees to pay to Bank, on demand, its commissions and fees in such amounts as Bank determines to be proper and all charges and expenses paid or incurred by Bank in connection with the Letter of Credit or the Loan, and interest at the rate set forth herein or, if no rate is set forth, 5% over Bank's Prime Rate as it may vary from time to time.

     5. Bank is hereby granted a security interest in (a) all property including, without limitation, deposit accounts (i) delivered to Bank by Customer, (ii) which shall be in Bank's possession or control in any matter or for any purpose, (iii) now owned or hereafter acquired by Customer of the type or class described in any financing statement filed by Bank and executed by or on behalf of Customer; (b) the proceeds, increase and products of such property, all accessions thereto, and all property which Customer may receive on account of such collateral which Customer will immediately deliver to Bank, to secure the performance of all of Customer's present or future debts or obligations to Bank, whether absolute or contingent. Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

     6. Upon default, at Bank's option without formal demand or notice, all or any part of the Loan shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, collateral in any county where Bank has an office (or any place Bank deems appropriate). Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Customer to assemble the collateral and make it available to Bank at the entrance to the location of the collateral, or a place designated by Bank. Defaults shall include: (a) Customer's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Customer's failure to pay or perform any agreement with Bank; (b) Any change in Customer's financial condition which in Bank's judgment impairs the prospect of payment or performance; (c) Any actual or reasonable anticipated deterioration of the collateral or in the market price thereof which causes it in Bank's judgment to become unsatisfactory as security; (d) Any levy or seizure against Customer or any of the collateral; (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Customer or any of the collateral; and (f) Any warranty or representation is false or is believed in good faith by Bank to be false. If at the time of any such event there remains any portion of the Loan undisbursed (that is, if the Letter of Credit is still in effect and has not been completely drawn against) Customer shall, upon Bank's demand, pay to Bank for application to drawings under the Letter of Credit the entire principal amount which has not been drawn. Any amount so paid which has not been drawn on the expiry date of the Letter of Credit shall be repaid to Customer without interest.

     7. Neither Bank nor its correspondents shall be in any way responsible for performance by any beneficiary of its obligations to Customer, nor for the form, sufficiency, correctness, genuineness, authority of person signing, falsification or legal effect of any documents called for under the Letter of Credit if such documents on their face appear to be in order.

     8. Subject to the law and customs and practice of the trade, existing in the area where the beneficiary is located, said Letter of Credit shall be subject to, and performance by Bank, its correspondent and the beneficiary thereunder shall be governed by the "Uniform Customs and Practice for Documentary Credits" fixed by The International Chamber of Commerce, in effect on the date of issuance of the Letter of Credit.

     9. It is agreed that all directions and correspondence relating to said Letter of Credit are to be sent at Customer's risk and that Bank does not assume any responsibility for any inaccuracy, interruption, error or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.

     10. If this Agreement is signed by two or more parties, it shall be the joint and several agreement of such parties.

------------------------------  -----------------------------------------------
  INTERNATIONAL USE ONLY                    BANKING OFFICE USE ONLY
------------------------------  -----------------------------------------------
Approved By      Date           Banking Office/Department Name       Number
X                               #2105 Austin EGD                        2105
------------------------------  -----------------------------------------------
                                Lending Officer                      Date
                                X
                                -----------------------------------------------

                                    EXHIBIT I

                       LETTER OF CREDIT PRO FORMA WORDING

                                 PAGE ONE OF TWO

                 (FOR LETTER OF CREDIT ISSUED BY IMPERIAL BANK)

APPLICANT:

BENEFICIARY:

AMOUNT:

EXPIRY DATE AND PLACE FOR PRESENTATION OF DOCUMENTS: [need date] IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278

CREDIT IS AVAILABLE WITH IMPERIAL BANK INTERNATIONAL DIVISION AGAINST PAYMENT OF DRAFTS DRAWN AT SIGHT ON IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278

DOCUMENTS REQUIRED:

1. THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND AMENDMENT(S) IF ANY.

2. BENEFICIARY'S STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER CERTIFYING THAT [APPLICANT NAME] IS IN DEFAULT OR THAT AN EVENT OF DEFAULT HAS OCCURRED UNDER ONE OR MORE OF THE TERMS OF THAT CERTAIN LEASE AGREEMENT DATED [GIVE DATE] THAT EXISTS BETWEEN [APPLICANT'S NAME] AND [BENEFICIARY'S NAME] AND THAT ANY APPLICABLE CURE PERIOD HAS LAPSED WITHOUT REMEDY.

SPECIAL CONDITIONS:

ALL INFORMATION REQUIRED UNDER DOCUMENT REQUIREMENT NO. 2 WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING.

ALL SIGNATURES MUST BE MANUALLY EXECUTED IN ORIGINALS.

PARTIAL DRAWINGS MAY BE MADE UNDER THIS LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR PERIODS FROM THE PRESENT EXPIRATION DATE HEREOF, UNLESS THIRTY (30) DAYS PRIOR TO ANY SUCH DATE. WE SHALL NOTIFY YOU IN WRITING BY CERTIFIED MAIL OR COURIER SERVICE AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO CONSIDER THIS IRREVOCABLE LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD, UPON RECEIPT BY YOU OF SUCH NOTICE, YOU MAY DRAW HEREUNDER BY MEANS OF YOUR DRAFT(S) ON US AT SIGHT ACCOMPANIED BY YOUR ORIGINAL SIGNED STATEMENT WORDED AS FOLLOWS: [beneficiary] HAS RECEIVED NOTICE FROM IMPERIAL BANK THAT THE EXPIRATION DATE OF LETTER OF CREDIT NO. [INSERT L/C NO.] WILL NOT BE EXTENDED FOR AN ADDITIONAL PERIOD. AS OF THE DATE OF THIS DRAWING, [beneficiary] HAS NOT RECEIVED A SUBSTITUTE LETTER OF CREDIT OR OTHER INSTRUMENT ACCEPTABLE TO [beneficiary] AS SUBSTITUTE FOR IMPERIAL BANK LETTER OF CREDIT NO. [INSERT L/C NO.].

NOTWITHSTANDING THE ABOVE, THE FINAL EXPIRATION DATE SHALL BE MMDDYY.

ALL DRAFTS AND DOCUMENTS REQUIRED UNDER THIS LETTER OF CREDIT MUST BE MARKED:
"DRAWN UNDER IMPERIAL BANK LETTER OF CREDIT NO. [INSERT L/C NO.]"

ALL DOCUMENTS ARE TO BE DISPATCHED IN ONE LOT BY COURIER SERVICE TO IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278

                                    /s/ John McGovern             11/10/99
                                   --------------------           ----------

                                    EXHIBIT I

                       LETTER OF CREDIT PRO FORMA WORDING

                                 PAGE TWO OF TWO


THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT BE IN ANY WAY MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT THIS OFFICE ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATE, THIS CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS"(1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500).

                                    /s/ John McGovern             11/10/99
                                   --------------------           ----------